UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024 (August 12, 2024)

CHURCHILL CAPITAL CORP VII
(Exact name of registrant as specified in its charter)

Delaware	001-40051	85-3420354
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 380-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CVIIU	Nasdaq Global Market
Shares of Class A common stock	CVII	Nasdaq Global Market
Warrants	CVIIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on August 1, 2023, Churchill Capital Corp VII, a Delaware corporation (“Churchill”), CorpAcq Group Plc (f/k/a Polaris Pubco Plc), a public limited company incorporated under the laws of England and Wales (“PubCo”, and from and after the closing of the Business Combination (as defined below), the “Post-Combination Company”), NorthSky Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of PubCo (“Merger Sub”), CorpAcq Holdings Limited, a private limited company incorporated under the laws of England and Wales (“CorpAcq”), Polaris Bermuda Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“BermudaCo”) and the shareholders of CorpAcq party thereto (the “Sellers”) entered into an agreement and plan of merger with respect to an initial business combination of Churchill and CorpAcq (as amended from time to time, the “Merger Agreement”). Pursuant to the Merger Agreement, among other things, in connection with the closing of the transactions contemplated by the Merger Agreement and the other transaction documents (such transactions together, including the Merger (as defined below), the “Business Combination”) Merger Sub will merge with and into Churchill, pursuant to which the separate corporate existence of Merger Sub will cease and Churchill will become a subsidiary of PubCo (the “Merger”, and the effective time of the Merger, the “Effective Time”).

On November 17, 2023, PubCo filed a registration statement on Form F-4 (File no. 333-275613) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Business Combination. On June 20, 2024, Churchill and PubCo each filed a definitive proxy statement/prospectus (the “Definitive Proxy Statement”) in connection with (i) a special meeting (the “Stockholder Special Meeting”) of Churchill’s stockholders (the “Stockholders”) to consider and vote on, among other proposals, the Business Combination Proposal (as defined below) and (ii) a meeting of Churchill’s public warrant holders (the “Warrant Holder Meeting”) to consider and vote on, among other proposals, the Warrant Amendment Proposal (as defined below).

Item 5.07 Submission of Matters to a Vote of Security Holders.

Special Meeting

On August 12, 2024, Churchill reconvened the Stockholder Special Meeting, at which holders of 57,064,261 shares of Churchill Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and 34,500,000 shares of Churchill Class B common stock of Churchill, par value $0.0001 per share (“Class B Common Stock”, together with Class A Common Stock, the “Churchill Common Stock”), together equaling a total of 91,564,261 shares of Churchill Common Stock were present by proxy, representing a majority of the issued and outstanding shares of the Churchill’s common stock entitled to vote as of June 18, 2024, the record date for the Stockholder Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business.

Each of the proposals listed below is described in more detail in the Definitive Proxy Statement and incorporated herein by reference. A summary of the voting results at the Stockholder Special Meeting for each of the proposals is set forth below.

Stockholder Proposal No. 1: Business Combination Proposal.

At the Stockholder Special Meeting, the Stockholders considered and voted upon the proposal to adopt the Merger Agreement and approve the Business Combination (the “Business Combination Proposal”).

The Business Combination Proposal was approved, having received “for” votes from holders of a majority of the outstanding shares of Churchill Common Stock entitled to vote on the proposal. The voting results for this proposal were as follows:

For	Against	Abstain
76,181,517	251,414	0

Stockholder Proposal No. 2: Governance Proposals.

At the Stockholder Special Meeting, the Stockholders considered and voted upon separate proposals with respect to certain governance provisions in the proposed articles of association (the “Post-Combination Articles”) of Post-Combination Company, a form of which is attached to the Definitive Proxy Statement as Annex C, in accordance with SEC guidance and which were voted upon on a non-binding advisory basis (the “Governance Proposals”).

Each of the Governance Proposals was approved, having received “for” votes from a majority of the votes cast by holders of outstanding shares of Churchill Common Stock represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Stockholder Special Meeting. The voting results for the proposals were as follows:

a.	Proposal 2A: Authorized Share Capital —To provide that the directors of the Post-Combination Company are authorized to allot the following shares, and for statutory pre-emption rights to be dis-applied in respect of such allotments where relevant, pursuant to resolutions passed by the initial shareholder of the Post-Combination Company prior to consummation of the Business Combination: (a) up to 228,527,970 ordinary A1 shares, par value $0.001 of the Post-Combination Company (“Post-Combination Company Ordinary A1 Share”), (b) up to 883,537 ordinary A2 shares, par value $0.001 of the Post-Combination Company, (c) up to 15,000,000 ordinary A3 shares, par value $0.001 of the Post-Combination Company, (d) up to 20,695,858 B shares of the Post-Combination Company (e) up to 27,600,000 class C-1 shares of the Post-Combination Company, (f) up to 29,000,000 class C-2 shares of the Post-Combination Company and (g) up to 50,000,000 warrants of the Post-Combination Company, each one of which is exercisable at an exercise price of $11.50 for one Post-Combination Company Ordinary A1 Share. The directors of the Post-Combination Company are also expected to be authorized to allot, and for statutory pre-emption rights to be dis-applied, in respect of up to a further 50,000,000 Post-Combination Company Ordinary A1 Shares pursuant to a general authority resolution passed by the initial shareholder prior to Closing. The directors of the Post-Combination Company are also expected to be authorized to grant up to 27,600,000 public warrants of the Post-Combination Company and up to 14,000,000 private placement warrants of the Post-Combination Company, in the event that the Warrant Amendment Proposal is not approved or the applicable valuation report is not obtained prior to the Effective Time.

For	Against	Abstain
72,906,691	252,898	3,273,342

b.	Proposal 2B: Classified Board —To provide for the board of directors of the Post-Combination Company (the “Post-Combination Company Board”) to be classified into three classes of directors, in as nearly equal size as possible, with each class being elected to a staggered three-year term.

For	Against	Abstain
70,166,458	2,994,050	3,272,423

c.	Proposal 2C: Restrictions on Removal of Directors — To provide that the Post-Combination Company may (a) by special resolution, or by ordinary resolution of which special notice has been given in accordance with section 312 of the Companies Act, remove a director before the expiry of his or her period of office (without prejudice to a claim for damages for breach of contract or otherwise) and (b) by ordinary resolution appoint another person who is willing to act to be a director in his or her place.

For	Against	Abstain
73,153,352	6,207	3,273,372

d.	Proposal 2D: No Ability for Shareholders of Post-Combination Company to Vote by Written Consent — To provide that shareholders of the Post-Combination Company do not have the ability to vote or approve resolutions by written consent.

For	Against	Abstain
70,157,199	2,991,893	3,283,839

e.	Proposal 2E: Quorum for Shareholder Meetings — To provide at least two persons, being (a) proxies for any one or more members entitled to attend and to vote on the business to be transacted and/or (b) duly authorized representatives of any corporation which is/are a member(s) entitled to attend and to vote, shall be a quorum for a general meeting of the Post-Combination Company for all purposes.

For	Against	Abstain
72,904,894	249,920	3,278,117

f.	Proposal 2F: Authorization of Directors’ Conflicts of Interest — To provide that the Post-Combination Company Board may, in accordance with the requirements set out in the Post-Combination Articles, authorize any matter or situation proposed to them by any director which would, if not authorized, involve a director breaching his or her duty under the Companies Act to avoid conflicts of interest.

For	Against	Abstain
72,892,140	261,888	3,278,903

g.	Proposal 2G: Selection of the Courts of England and Wales as Exclusive Forum — To provide that, save in respect of any cause of action arising under the United States Securities Act of 1933, as amended (the “Securities Act”), or the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless the Post-Combination Company by ordinary resolution consents to the selection of an alternative forum, the courts of England and Wales shall be the exclusive forum for the resolution of: (a) any derivative action or proceeding brought on behalf of the Post-Combination Company; (b) any action or proceeding asserting a claim of breach of any fiduciary or other duty owed by any director, officer or other employee to the Post-Combination Company (including but not limited to duties arising under the Companies Act); (c) any action or proceeding asserting a claim arising out of any provision of the Companies Act or the Post-Combination Articles or otherwise in any way relating to the constitution or conduct of the Post-Combination Company; or (d) any action or proceeding asserting a claim or otherwise related to the affairs of the Post-Combination Company, and unless the Post-Combination Company by ordinary resolution consents to the selection of an alternative forum in the United States, the United States District Court for the Southern District of New York shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act.

For	Against	Abstain
70,159,610	2,753,579	3,519,742

Stockholder Proposal No. 3: Adjournment Proposal.

As there were sufficient votes to approve the Business Combination Proposal and the Governance Proposals, the “Adjournment Proposal” described in the Definitive Proxy Statement was not presented to the Stockholders.

Warrant Holder Meeting

Additionally, on August 12, 2024, Churchill reconvened the Warrant Holder Meeting, at which holders of 17,854,654 Churchill Public Warrants were present by proxy, representing a majority of the holders of the public warrants of Churchill (“Churchill Public Warrants”) outstanding and entitled to vote as of the Record Date, and constituting a quorum for the transaction of business.

Each of the proposals listed below is described in more detail in the Definitive Proxy Statement and incorporated herein by reference. A summary of the voting results at the Warrant Holder Meeting for each of the proposals is set forth below.

Warrant Holder Proposal No. 1: Warrant Amendment Proposal.

At the Warrant Holder Meeting, the holders of Churchill Public Warrants voted upon a proposal to approve an amendment to existing warrant agreement that governs all of Churchill’s outstanding warrants, between Churchill and Continental Stock Transfer & Trust Company (as amended, the “Existing Warrant Agreement” (such Existing Warrant Agreement is attached to the proxy/statement as Annex F)), a form of which amendment is attached to the Definitive Proxy Statement as Annex G, to provide (i) each Churchill Public Warrant that is outstanding immediately prior to the Effective Time, shall be automatically canceled and extinguished in exchange for one class C-1 share of the Post-Combination Company and (ii) each private placement warrant of Churchill that is outstanding immediately prior to the Effective Time shall be automatically canceled and extinguished in exchange for one class C-2 share of the Post-Combination Company (the “Warrant Amendment Proposal”).

The Warrant Amendment Proposal was approved, having received the affirmative vote of the registered holders of 17,854,654 Churchill Public Warrants, representing at least fifty percent (50%) of the outstanding Churchill Public Warrants. The voting results for this proposal were as follows:

For	Against	Abstain
17,490,736	229,832	134,087

In addition, on August 12, 2024, Churchill Sponsor VII LLC, who held all Private Placement Warrants outstanding and entitled to vote as of the Record Date (and who holds all outstanding Churchill Private Placement Warrants) executed a written consent voting all 32,600,000 of its Churchill Private Placement Warrants in favor of the Warrant Amendment Proposal.

Warrant Holder Proposal No. 2: Warrant Holder Adjournment Proposal.

As there were sufficient votes to approve the Warrant Amendment Proposal, the “Adjournment Proposal” described in the Definitive Proxy Statement was not presented to the public warrant holders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2024

CHURCHILL CAPITAL CORP VII

By:	/s/ Jay Taragin
Name:	Jay Taragin
Title:	Chief Financial Officer